                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-42

                             SCUDDER PORTFOLIO TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (6l7) 295-2663
                                                            --------------

                               Salvatore Schiavone
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        1/31

Date of reporting period:       7/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder High Income Opportunity Fund

Semiannual Report to Shareholders

July 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder High Income Opportunity Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	10.95%	19.87%	3.36%	1.52%	5.25%
Class B(a)	10.51%	18.91%	2.56%	.73%	4.41%
Class C(a)	10.53%	18.94%	2.59%	.76%	4.44%
CS First Boston High Yield Index++	13.29%	23.32%	6.33%	3.54%	6.23%
Merrill Lynch High-Yield Master Index+++	12.33%	24.33%	5.46%	3.18%	5.95%

++ Total returns shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/03	$ 8.70	$ 8.70	$ 8.70
1/31/03	$ 8.19	$ 8.18	$ 8.19
Distribution Information: Six Months: Income Dividends	$ .37	$ .34	$ .34
July Income Dividend	$ .0590	$ .0529	$ .0531
SEC 30-Day Yield+	7.15%	6.66%	6.61%
Current Annualized Distribution Rate+	8.14%	7.30%	7.32%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended July 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings* - High Current Yield Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	195	of	389	50

Rankings are historical and do not guarantee future results. Rankings based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder High Income Opportunity Fund - Class A(c) [] CS First Boston High Yield Index++ [] Merrill Lynch High-Yield Master Index+++

Yearly periods ended July 31

Comparative Results* (Adjusted for Sales Charge)
Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(c)	Growth of $10,000	$11,448	$10,544	$10,300	$13,729
	Average annual total return	14.48%	1.78%	.59%	4.57%
Class B(c)	Growth of $10,000	$11,591	$10,623	$10,304	$13,587
	Average annual total return	15.91%	2.03%	.60%	4.41%
Class C(c)	Growth of $10,000	$11,775	$10,688	$10,280	$13,475
	Average annual total return	17.75%	2.24%	.55%	4.29%
CS First Boston High Yield Index++	Growth of $10,000	$12,332	$12,022	$11,900	$15,251
	Average annual total return	23.32%	6.33%	3.54%	6.23%
Merrill Lynch High-Yield Master Index+++	Growth of $10,000	$12,433	$11,729	$11,694	$14,978
	Average annual total return	24.33%	5.46%	3.18%	5.95%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, and C

* Returns and rankings during the 3-year, 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on June 28, 1996. Index comparisons begin June 30, 1996.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder High Income Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder High Income Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.5%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C shares reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
++ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
+++ The Merrill Lynch High-Yield Master Index is an unmanaged index broadly reflective of below-investment-grade corporate bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Effective February 2003, the CS First Boston High Yield Index replaced the Merrill Lynch High-Yield Master Index as the Fund's benchmark index because the advisor believes that the CS First Boston High Yield Index is more representative of the high yield market and better represents the Fund's investment objectives and process.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder High Income Opportunity Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund**
Class S	11.10%	20.20%	3.64%	1.80%	5.55%
Class AARP(a)	11.03%	20.22%	3.79%	1.89%	5.61%
CS First Boston High Yield Index++	13.29%	23.32%	6.33%	3.54%	6.23%
Merrill Lynch High-Yield Master Index+++	12.33%	24.33%	5.46%	3.18%	5.95%

++ Total returns shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 7/31/03	$ 8.75	$ 8.70
1/31/03	$ 8.23	$ 8.18
Distribution Information: Six Months: Income Dividends	$ .38	$ .38
July Income Dividend	$ .0610	$ .0610
SEC 30-day Yield+	7.76%	7.76%
Current Annualized Distribution Rate+	8.37%	8.41%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended July 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings* - High Current Yield Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	193	of	389	50
3-Year	134	of	316	43
5-Year	84	of	227	37

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder High Income Opportunity Fund - Class S [] CS First Boston High Yield Index++ [] Merrill Lynch High-Yield Master index+++

Yearly periods ended July 31

Comparative Results*
Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund**
Class S	Growth of $10,000	$12,020	$11,132	$10,934	$14,663
	Average annual total return	20.20%	3.64%	1.80%	5.55%
Class AARP(a)	Growth of $10,000	$12,022	$11,180	$10,981	$14,725
	Average annual total return	20.22%	3.79%	1.89%	5.61%
CS First Boston High Yield Index++	Growth of $10,000	$12,332	$12,022	$11,900	$15,251
	Average annual total return	23.32%	6.33%	3.54%	6.23%
Merrill Lynch High-Yield Master Index+++	Growth of $10,000	$12,433	$11,729	$11,694	$14,978
	Average annual total return	24.33%	5.46%	3.18%	5.95%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings for the 3-year, 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
a Returns shown for Class AARP shares for the period prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of Scudder High Income Opportunity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
++ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
+++ The Merrill Lynch High-Yield Master Index is an unmanaged index broadly reflective of below-investment-grade corporate bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Effective February 2003, the CS First Boston High Yield Index replaced the Merrill Lynch High-Yield Master Index as the Fund's benchmark index because the advisor believes that the CS First Boston High Yield Index is more representative of the high yield market and better represents the Fund's investment objectives and process.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Opportunity Fund's strategy and the market environment during the six-month period ended July 31, 2003. Mr. Cestone assumed co-management duties for the fund on April 8, 2002.

Q: High yield bonds performed well during the six-month reporting period. What factors caused the asset class to rally?

A: Evidence of improving business conditions in corporate America prompted yield-starved investors to pour cash into the high-yield market, pushing up prices. The asset class produced strong performance through the first half of the 2003 calendar year, building on its gains of the final two months of 2002. However, the market weakened somewhat in July, consolidating prior gains as heavy supply entered the market, coupled by retail cash outflows. In addition, Treasury yields soared (reflecting falling prices), as investors became more convinced of an improvement in the economy and concerns over potential interest rate hikes in 2004.

The best-performing high-yield sectors for the six-month period were higher-beta1 sectors such as airlines and media/telecommunications. Within the latter group, international cable, wireless and CLECs (competitive local exchange carriers)2 all produced returns of between 33% to 47%. Conversely, sectors such as gaming, forest products and consumer durables trailed the overall high-yield market despite posting solid returns.

1 "Higher-beta" refers to sectors that tend to generate gains or losses in excess of those of the market as a whole. For instance, a high-beta bond might return 20% during a period in which the overall market returns 10%.
2 Companies that provide local phone service.

Lower-rated high-yield securities outperformed higher-rated issues by a wide margin during the period. Securities rated CCC/split CCC were the top performing category with a return of almost 26%.3 In comparison, B-rated and BB-rated securities returned 12.7% and 8.6%, respectively. The strong gains of lower-rated issues illustrate the extent to which investors were reaching for yield.

3 A split CCC-rated security has received one rating by one national rating agency and a different rating by another national rating agency. For instance, one security might receive a Caa1 rating from Moody's Investors Service, Inc. and a CCC rating from Standard & Poor's Corporation.

As a result of these developments, the yield spread - or the difference in yield between high-yield bonds and US Treasuries - fell to 625 basis points (or 6.25 percentage points) as measured by the CS First Boston High Yield Index.4 This is a marked improvement from the end of January, when the spread stood at 887 basis points (or 8.87 percentage points).5

4 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
5 A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: Please discuss the fundamental backdrop for the high-yield sector.

A: Defaults (or the failure of corporations to pay the interest or principal payments on their bond issues) continue to decline. The default rate for the trailing 12-month period ended July 31, 2003 was 5.8%. In comparison, this number stood at approximately 9.0% at the close of November.6 Furthermore, improving credit conditions helped support the high-yield market during the past nine months as many companies were able to improve their financial positioning as a result of such things as cost cutting, decreasing debt or debt refinancing. These trends have been significant positives for high-yield bonds.

6 Source: Moody's Investors Service, Inc.

Q: How did the fund perform during the period?

A: The total return of the fund's Class A shares (unadjusted for sales charges) for the six months ended July 31, 2003 was 10.95%. (Please see pages 3 through 8 for performance for other share classes.) The fund underperformed the 13.29% return of its benchmark, the CS First Boston High Yield Index. In addition, it trailed the 11.23% average return of the 411 funds in Lipper's High Current Yield Funds category.7

7 The Lipper High Current Yield Funds category includes funds that aim at high (relative) current yield from fixed-income securities, has no quality or maturity restrictions, and tends to invest in lower-grade debt issues.

Q: What factors helped and hurt performance during the period?

A: The largest detractor of relative performance was the fund's underweight position in lower-quality securities.8 Most notably, the fund was underweight in those securities rated CCC/split CCC and below for much of the period. The portfolio had been positioned more conservatively than the index and its peer group due to weak economic fundamentals, the uncertainty created by the looming war in Iraq, and the warnings of possible terrorist attacks. In addition, given the already large compression in yield spreads from a high of 1,116 basis points in mid-October 2002, we believed prudence dictated caution and a continued focus on protection of principal. Although an imbalance in the supply/demand picture helped spark outperformance among lower-tier securities during the period, we believe fundamentals prevail over the long term, and at this time, we are still concerned about the fundamentals of many of these companies. On a sector basis, the fund's performance was hurt by its underweight position in some of the higher-beta sectors that performed well during the period. These include such sectors as utilities, international telecommunications and airlines. An overweight versus the index in the more defensive gaming sector, that underperformed the high-yield market as a whole, also dampened return. On the positive side, underweights in retail, aerospace/defense and consumer durables - all of which underperformed the broader high yield market - benefited performance.

8 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

Adding to performance was the fund's position in bonds issued by Tyco. Believing fears related to potential accounting irregularities were overblown, we began to purchase the company's bonds in 2002 following a sharp decline. Tyco continued to gain in price over the period on increased investor confidence that the company's underlying businesses are stable and are able to generate sufficient cash flow. After participating in the price run-up, we took advantage of the price appreciation by reducing the fund's position in Tyco and seeking more attractive relative value opportunities elsewhere. At the end of the reporting period, Tyco was no longer the fund's top holding as it had been at the annual reporting period ended January 31, 2003.

Security selection in Qwest, Georgia-Pacific and Antenna TV SA also added to performance. On the negative side, an underweight to Calpine (a utility company), and an underweight to defaulted WorldCom debt issues hurt performance. Calpine gained in price as the market anticipated the successful refinancing of the company's near-term debt maturities. Meanwhile, WorldCom's bonds rallied during the quarter in anticipation of the company's successful emergence from bankruptcy.

Q: Please review your management style.

A: We continue to employ a disciplined approach that is focused on individual security, relative value and risk management. Believing we can add the most value through fundamental research, our emphasis is on finding bonds that offer favorable relative value given their yield and credit outlook. Additionally, we tend to invest in the bonds of companies that offer a better combination of risk and return potential than the market as a whole. This means that we generally buy bonds that we believe to be undervalued and reduce our positions in those that have reached what we believe to be fair valuations. The fund's investments in Tyco offer an excellent illustration of this approach.

Since risk management is also an important consideration, we strive to maintain a diversified portfolio and to limit the size of individual positions based upon our analysis of risk and return reward. We believe this approach will help the fund seek outperformance over the long term, so we do not seek to boost its short-term return by changing our investment approach or taking on imprudent risk. Our approach has led to periods of underperformance in market rallies, and has tended to lead to outperformance over the long term by mitigating risk.

Q: How is the fund positioned in terms of sector weightings and credit quality?

A: The sector weightings within the portfolio are the result of our bottom-up, research-driven approach. The fund's key over- and underweights on a sector basis (as of July 31, 2003) are as follows:

Overweight	Underweight
Commodity and Fertilizer Land Transportation Consumer Non-durables Gaming Specialty Chemicals	Utilities US Cable Health care - Alternative Site Services Leisure Medical Products

Industries listed begin with the fund's largest overweight or underweight position.

With respect to credit quality, we took a more aggressive stance as the period progressed. Given the improvement in credit conditions, we began to find attractive values in the lower-rated areas of the market, such as CCC/split CCC-rated securities. Therefore, we have strategically increased the fund's exposure to the lower-rated credit segment. The fund held a modest overweight to such lower-rated securities at the end of July. In comparison, it was underweight in these areas six months ago.

Overall, we believe our focus on fundamental research and relative value will help the fund's long-term risk-adjusted performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2003

Asset Allocation	7/31/03	1/31/03

Corporate Bonds	78%	76%
Foreign Bonds - US$ Denominated	12%	14%
Cash Equivalents, net	5%	7%
Convertible Bonds	2%	1%
US Treasury Obligations	1%	-
Preferred Stocks	1%	-
Asset Backed	1%	1%
Foreign Bonds - Non US$ Denominated	-	1%
	100%	100%

Corporate Bond Diversification	7/31/03	1/31/03

Consumer Discretionary	29%	35%
Industrials	18%	19%
Materials	14%	13%
Energy	10%	9%
Telecommunication Services	10%	9%
Financials	6%	3%
Utilities	6%	2%
Consumer Staples	4%	5%
Information Technology	2%	2%
Health Care	1%	3%
	100%	100%

Asset allocation and corporate bond diversification are subject to change.

Quality	7/31/03	1/31/03

US Treasury Obligations	1%	-
Cash Equivalents, net	5%	7%
BBB	4%	14%
BB	29%	28%
B	47%	42%
CCC	11%	6%
CC	1%	1%
Not Rated	2%	2%
	100%	100%

Effective Maturity (Excludes Cash Equivalents)	7/31/03	1/31/03

Less than 1 year	2%	1%
1 < 5 years	25%	27%
5 < 7 years	32%	41%
7 years or greater	41%	31%
	100%	100%

Weighted average effective maturity: 7.26 years and 6.38 years, respectively.

Quality and effective maturity are subject to change. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2003 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 77.8%
Consumer Discretionary 22.4%
Adelphia Communications Corp., 8.125%, 1/15/2004*	210,000	137,550
Advantica Restaurant Co.:
11.25%, 1/15/2008	255,000	170,850
12.75%, 9/30/2007	210,000	209,475
American Achieve Corp., 11.625%, 1/1/2007	495,000	527,175
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	630,000	567,788
Ameristar Casino, Inc., 10.75%, 2/15/2009	555,000	621,600
Aviall, Inc., 7.625%, 7/1/2011	230,000	228,850
Bally Total Fitness Holdings, 10.5%, 7/15/2011	115,000	117,588
Boca Resorts, Inc., 9.875%, 4/15/2009	950,000	1,007,000
Buffets, Inc., 11.25%, 7/15/2010	635,000	633,413
Central Garden & Pet Co., 9.125%, 2/1/2013	150,000	160,500
Charter Communications Holdings LLC:
8.25%, 4/1/2007	145,000	115,638
8.625%, 4/1/2009	420,000	312,900
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	890,000	440,550
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	540,000	577,800
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	255,000	274,125
Cinemark USA, Inc.:
8.5%, 8/1/2008	405,000	415,125
9.0%, 2/1/2013	490,000	524,300
Circus & Eldorado, 10.125%, 3/1/2012	1,020,000	1,017,450
CKE Restaurants, Inc., 9.125%, 5/1/2009	255,000	242,250
CSC Holdings, Inc., 7.875%, 12/15/2007	365,000	364,088
Dex Media East LLC/ Financial, 12.125%, 11/15/2012	885,000	1,017,750
DIMON, Inc.:
7.75%, 6/1/2013	460,000	464,600
Series B, 9.625%, 10/15/2011	940,000	1,024,600
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,500,000	150
EchoStar Communications Corp., 9.375%, 2/1/2009	515,000	543,969
Eldorado Resorts LLC, 10.5%, 8/15/2006	665,000	678,300
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	440,000	444,400
General Motors Corp.:
7.125%, 7/15/2013	70,000	68,269
8.25%, 7/15/2023	485,000	459,602
8.375%, 7/15/2033	145,000	135,482
Hard Rock Hotel, Inc., 8.875%, 6/1/2013	90,000	92,475
Herbst Gaming, Inc., 10.75%, 9/1/2008	1,070,000	1,174,325
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	500,000	525,000
HLI Operating Co., Inc., 10.5%, 6/15/2010	95,000	100,938
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	695,000	601,175
International Game Technology, 8.375%, 5/15/2009	680,000	803,502
Intrawest Corp., 10.5%, 2/1/2010	455,000	492,538
Jacobs Entertainment Co., 11.875%, 2/1/2009	465,000	492,900
Jacuzzi Brands, Inc., 9.625%, 7/1/2010	145,000	149,350
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	615,000	645,750
Kellwood Co., 7.625%, 10/15/2017	240,000	226,800
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	220,000	224,950
Krystal, Inc., 10.25%, 10/1/2007	225,000	213,469
Laidlaw International, Inc., 10.75%, 6/15/2011	280,000	298,200
Levi Strauss & Co., 12.25%, 12/15/2012	265,000	223,925
Lin Television Corp., 6.5%, 5/15/2013	160,000	152,800
MGM Mirage, Inc., 9.75%, 6/1/2007	555,000	607,725
Mortons Restaurant Group, 7.5%, 7/1/2010	165,000	149,325
MTR Gaming Group, 9.75%, 4/1/2010	110,000	113,575
National Vision, Inc., 12.0%, 3/30/2009	407,961	221,829
Old Evangeline Downs, 13.0%, 3/1/2010	200,000	203,750
Park Place Entertainment Corp., 9.375%, 2/15/2007	705,000	770,213
Payless Shoesource, Inc., 8.25%, 8/1/2013	75,000	73,313
Petro Stopping Centers, 10.5%, 2/1/2007	1,350,000	1,336,500
PRIMEDIA, Inc.:
7.625%, 4/1/2008	75,000	73,500
8.875%, 5/15/2011	290,000	296,525
Remington Arms Co., 10.5%, 2/1/2011	460,000	474,904
Remington Product Co. LLC, Series D, 11.0%, 5/15/2006	270,000	270,675
Renaissance Media Group, 10.0%, 4/15/2008	705,000	697,950
Rent-Way, Inc., 11.875%, 6/15/2010	190,000	195,700
Restaurant Co., 11.25%, 5/15/2008	408,244	367,420
Rite Aid Corp.:
6.125%, 12/15/2008	235,000	206,800
6.875%, 8/15/2013	715,000	611,325
Samsonite Corp., 10.75%, 6/15/2008	1,250,000	1,287,500
Schuler Homes, Inc.:
9.375%, 7/15/2009	350,000	381,500
10.5%, 7/15/2011	595,000	672,350
Scientific Games Corp., 12.5%, 8/15/2010	260,000	299,000
Sealy Mattress Co.:
Series F, 9.875%, 12/15/2007	165,000	158,400
Series B, 10.875%, 12/15/2007	125,000	120,000
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	425,000	435,625
8.75%, 12/15/2011	765,000	810,900
Six Flags, Inc.:
8.875%, 2/1/2010	870,000	787,350
9.5%, 2/1/2009	270,000	249,750
Sonic Automotive, Inc., 11.0%, 8/1/2008	720,000	759,600
Transwestern Publishing, Series F, 9.625%, 11/15/2007	600,000	622,500
Venetian Casino Resort LLC, 11.0%, 6/15/2010	485,000	535,925
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	680,000	686,800
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	415,000	431,600
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	405,000	293,625
		35,124,688
Consumer Staples 2.8%
Agrilink Foods, Inc., 11.875%, 11/1/2008	885,000	943,631
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	680,000	758,200
Merisant Corp., 9.5%, 7/15/2013	170,000	174,675
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	185,000	212,750
National Beef Pack, 10.5%, 8/1/2011	110,000	110,000
Reddy Ice Group, Inc., 8.875%, 8/1/2011	235,000	238,525
Royster-Clark, Inc., 10.25%, 4/1/2009	100,000	78,000
Salton, Inc.:
10.75%, 12/15/2005	300,000	297,000
12.25%, 4/15/2008	110,000	111,650
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	905,000	947,988
Swift & Co., 10.125%, 10/1/2009	295,000	310,856
Williams Scotsman, Inc., 9.875%, 6/1/2007	255,000	246,713
		4,429,988
Energy 8.3%
ANR Pipeline Co., 8.875%, 3/15/2010	130,000	133,900
Avista Corp., 9.75%, 6/1/2008	1,430,000	1,628,413
Chesapeake Energy Corp., 8.125%, 4/1/2011	190,000	200,213
Citgo Petroleum Corp., 11.375%, 2/1/2011	1,340,000	1,477,350
Coastal Corp., 6.5%, 6/1/2008	95,000	76,000
Continental Resources, Inc., 10.25%, 8/1/2008	730,000	726,350
Edison Mission Energy, 7.73%, 6/15/2009	1,415,000	1,061,250
El Paso Corp., 7.375%, 12/15/2012	170,000	131,750
Frontier Escrow Corp., 8.0%, 4/15/2013	115,000	118,163
Gulfterra Energy Partner, 6.25%, 6/1/2010	105,000	101,325
Houston Exploration Co., 7.0%, 6/15/2013	130,000	129,350
Lone Star Technologies, Series B, 9.0%, 6/1/2011	235,000	225,600
Newpark Resources, Inc., 8.625%, 12/15/2007	410,000	414,100
On Semiconductor Corp., 13.0%, 5/15/2008	470,000	484,100
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	215,000	221,450
7.95%, 3/15/2023	340,000	351,900
Parker Drilling Co., Series B, 10.125%, 11/15/2009	620,000	657,200
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	540,000	54,000
Pioneer Natural Resources Co.:
7.5%, 4/15/2012	245,000	269,500
9.625%, 4/1/2010	915,000	1,104,863
Southern Natural Gas, 8.875%, 3/15/2010	235,000	242,050
Stone Energy Corp.:
8.25%, 12/15/2011	275,000	289,438
8.75%, 9/15/2007	375,000	389,063
Trico Marine Services, 8.875%, 5/15/2012	705,000	505,838
Westport Resources Corp., 8.25%, 11/1/2011	875,000	931,875
Williams Cos, Inc.,
8.125%, 3/15/2012	150,000	142,875
8.625%, 6/1/2010	290,000	289,275
8.75%, 3/15/2032	185,000	174,363
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	460,000	414,000
		12,945,554
Financials 4.8%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	900,000	816,750
Americredit Corp.:
9.25%, 5/1/2009	410,000	389,500
9.875%, 4/15/2006	395,000	384,138
Arch Western Finance, 6.75%, 7/1/2013	225,000	221,625
CBRE Escrow, Inc., 9.75%, 5/15/2010	440,000	470,800
Corrections Corp. of America, 7.5%, 5/1/2011	145,000	145,363
Eaton Vance Corp., CDO"C", 13.68%, 7/15/2012	1,463,467	14,635
Farmers Exchange Capital, 7.2%, 7/15/2048	70,000	54,504
Farmers Insurance Exchange, 8.625%, 5/1/2024	385,000	368,638
Global Exchange Services, 10.11%, 7/15/2008	455,000	434,525
IOS Capital LLC, 7.25%, 6/30/2008	135,000	124,200
LaBranche & Co., Inc., 12.0%, 3/2/2007	810,000	915,300
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	130,000	139,100
PEI Holdings, Inc., 11.0%, 3/15/2010	375,000	412,500
PXRE Capital Trust I, 8.85%, 2/1/2027	120,000	106,200
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	315,000	296,100
7.0%, 8/3/2009	140,000	105,000
7.75%, 8/15/2006	375,000	326,250
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	380,000	427,500
TCI Communication Finance, 9.65%, 3/31/2027	60,000	69,450
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	550,000	563,750
Trump Holdings & Funding, 11.625%, 3/15/2010	310,000	282,100
Universal City Development, 11.75%, 4/1/2010	350,000	387,625
		7,455,553
Health Care 1.2%
AmerisourceBergen Corp., 7.25%, 11/15/2012	180,000	188,100
HEALTHSOUTH Corp., 7.625%, 6/1/2012*	450,000	371,250
HMP Equity Holdings Corp., Zero Coupon, 5/15/2008	330,000	161,700
Magellan Health Services, Inc., 9.375%, 11/15/2007*	75,000	75,375
Tenet Healthcare Corp.:
6.375%, 12/1/2011	525,000	476,438
7.375%, 2/1/2013	560,000	532,000
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	145,000	146,450
		1,951,313
Industrials 14.0%
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	150,000	158,250
Series B, 8.875%, 4/1/2008	95,000	101,175
9.25%, 9/1/2012	270,000	294,975
Series B, 10.0%, 8/1/2009	1,635,000	1,722,881
Ami Semiconductor, Inc., 10.75%, 2/1/2013	160,000	180,800
Argo-Tech Corp., 8.625%, 10/1/2007	160,000	148,800
AutoNation, Inc., 9.0%, 8/1/2008	635,000	698,500
Avondale Mills, Inc., 10.25%, 7/1/2013	685,000	667,875
Browning-Ferris Industries:
7.4%, 9/15/2035	300,000	261,000
9.25%, 5/1/2021	205,000	218,838
Buckeye Technologies, Inc., 8.25%, 12/15/2005	310,000	305,350
Case New Holland, Inc., 9.25%, 8/1/2011	435,000	421,950
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	95,000	115,425
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	320,000	332,800
Collins & Aikman Products, 10.75%, 12/31/2011	380,000	334,400
Columbus McKinnon Corp., 10.0%, 8/1/2010	110,000	112,200
Congoleum Corp., 8.625%, 8/1/2008	345,000	210,450
Corrections Corp. of America, 9.875%, 5/1/2009	490,000	539,000
CP Ships Ltd., 10.375%, 7/15/2012	405,000	441,450
Dana Corp.:
7.0%, 3/1/2029	785,000	659,400
10.125%, 3/15/2010	400,000	434,000
Day International Group, Inc., 9.5%, 3/15/2008	50,000	45,000
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	735,000	347,288
Delta Air Lines, Inc.:
7.7%, 12/15/2005	320,000	288,000
Series 02-1, 7.779%, 1/2/2012	138,285	113,823
7.9%, 12/15/2009	90,000	70,650
Eagle-Picher Industries, Inc.,
9.375%, 3/1/2008	245,000	242,550
9.75%, 9/1/2013	360,000	357,120
Esterline Technologies, 7.75%, 6/15/2013	100,000	103,000
Evergreen International Aviation, 12.0%, 5/15/2010	265,000	263,675
Flextronics International Ltd., 6.5%, 5/15/2013	570,000	527,250
Golden State Petroleum Transportation, 8.04%, 2/1/2019	300,000	268,755
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	140,000	102,900
Grove Holdings LLC, 11.625%, 5/1/2009*	1,080,000	108
Grove Investors, Inc., 14.5%, 5/1/2010*	153,146	0
GS Technologies, 12.0%, 9/1/2004*	630,536	34,679
Hercules, Inc., 11.125%, 11/15/2007	1,172,000	1,359,520
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	185,000	197,025
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	420,000	472,500
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	240,000	254,400
Kansas City Southern:
7.5%, 6/15/2009	100,000	103,500
9.5%, 10/1/2008	590,000	651,950
Meritage Corp., 9.75%, 6/1/2011	135,000	146,475
Metaldyne Corp., 11.0%, 6/15/2012	295,000	249,275
Millennium America, Inc.:
7.0%, 11/15/2006	205,000	200,900
7.625%, 11/15/2026	410,000	352,600
9.25%, 6/15/2008	1,360,000	1,394,000
Mobile Mini, Inc., 9.5%, 7/1/2013	415,000	435,750
Motors and Gears, Inc., 10.75%, 11/15/2006	200,000	175,000
Overseas Shipholding Group, 8.75%, 12/1/2013	225,000	241,031
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	320,000	3,200
Republic Engineered Products LLC, 10.0%, 8/16/2009	425,412	106,353
Resolution Performance Products LLC, 13.5%, 11/15/2010	1,235,000	1,148,550
Seabulk International, Inc., 9.5%, 8/15/2013	540,000	537,300
Tech Olympic USA, Inc., 10.375%, 7/1/2012	380,000	406,600
Tenneco Automotive, Inc.:
10.25%, 7/15/2013	330,000	331,650
11.625%, 10/15/2009	385,000	334,950
The Brickman Group LTD., 11.75%, 12/15/2009	225,000	248,063
Travelcenters of America, Inc., 12.75%, 5/1/2009	50,000	57,000
Westinghouse Air Brake, 6.875%, 7/31/2013	225,000	226,125
Westlake Chemical Corp., 8.75%, 7/15/2011	1,085,000	1,079,575
Xerox Corp., 9.75%, 1/15/2009	120,000	129,600
		21,967,209
Information Technology 1.8%
Cooperative Computing, 10.5%, 6/15/2011	220,000	225,500
Digitalnet, Inc., 9.0%, 7/15/2010	110,000	107,800
Lucent Technologies, Inc.:
5.5%, 11/15/2008	735,000	595,350
6.45%, 3/15/2029	535,000	345,075
7.25%, 7/15/2006	360,000	334,800
Riverwood International Corp., 10.875%, 4/1/2008	890,000	912,250
Xerox Corp.:
7.125%, 6/15/2010	175,000	166,688
7.625%, 6/15/2013	180,000	171,900
		2,859,363
Materials 10.6%
ARCO Chemical Co.:
9.8%, 2/1/2020	1,190,000	1,023,400
10.25%, 11/1/2010	240,000	224,400
Caraustar Industries, Inc., 9.875%, 4/1/2011	690,000	690,000
Cascades, Inc., 7.25%, 2/15/2013	210,000	205,800
CBD Media/CBD Finance, 8.625%, 6/1/2011	250,000	257,500
Crown Cork & Seal, 8.0%, 4/15/2023	375,000	292,500
Dan River, Inc., 12.75%, 4/15/2009	420,000	323,400
Dayton Superior Corp.:
10.75%, 9/15/2008	325,000	318,500
13.0%, 6/15/2009	350,000	290,500
DIMAC Corp., 12.5%, 10/1/2008*	120,000	1,200
Equistar Chemical/ Funding Corp., 10.625%, 5/1/2011	165,000	163,350
Equistar Chemicals LP, 8.75%, 2/15/2009	2,560,000	2,387,200
Euramax International PLC, 8.5%, 8/15/2011	515,000	510,823
Fibermark, Inc., 10.75%, 4/15/2011	505,000	469,650
Foamex LP, 10.75%, 4/1/2009	555,000	485,625
Fonda Group, 9.5%, 3/1/2007	80,000	53,600
Georgia-Pacific Corp.:
7.375%, 7/15/2008	305,000	301,950
7.7%, 6/15/2015	905,000	832,600
8.0%, 1/15/2014	490,000	485,100
8.875%, 2/1/2010	490,000	509,600
8.875%, 5/15/2031	1,035,000	967,725
9.375%, 2/1/2013	280,000	296,800
Graham Packaging Co., 8.75%, 1/15/2008	55,000	54,725
Hexcel Corp., 9.75%, 1/15/2009	230,000	231,150
Huntsman ADV Materials, 11.0%, 7/15/2010	190,000	201,400
Huntsman ICI Chemical, 10.125%, 7/1/2009	75,000	72,000
IMC Global, Inc., 10.875%, 8/1/2013	540,000	531,900
Louisiana Pacific Corp., 10.875%, 11/15/2008	145,000	165,300
MMI Products, Inc., Series B, 11.25%, 4/15/2007	695,000	486,500
Omnova Solutions, Inc., 11.25%, 6/1/2010	175,000	182,875
Owens-Brockway Glass Container, 8.25%, 5/15/2013	440,000	444,400
Owens-Illinois, Inc., 7.5%, 5/15/2010	155,000	148,025
Pliant Corp.:
11.125%, 9/1/2009	405,000	425,250
13.0%, 6/1/2010	110,000	95,700
Rockwood Specialties Corp., 10.625%, 5/15/2011	375,000	385,313
Sweetheart Cup Co., Inc., 12.0%, 7/15/2004	270,000	240,300
Texas Industries, Inc., 10.25%, 6/15/2011	745,000	778,525
Toll Corp., 8.25%, 2/1/2011	370,000	401,450
United States Steel LLC, 9.75%, 5/15/2010	380,000	364,800
US Can Corp., Series B, 12.375%, 10/1/2010	350,000	280,000
		16,580,836
Telecommunication Services 7.4%
ACC Escrow Corp., 10.0%, 8/1/2011	1,170,000	1,175,833
Alamosa Delaware, Inc., 13.625%, 8/15/2011	60,000	53,400
Alamosa Holdings, Inc., Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	80,000	52,000
American Tower Corp., 9.375%, 2/1/2009	745,000	759,900
American Tower Escrow Corp., Zero Coupon, 8/1/2008	385,000	254,100
Century Communications Corp., 8.375%, 11/15/2017*	425,000	297,500
Cincinnati Bell, Inc., 7.25%, 7/15/2013	420,000	397,950
Crown Castle International Corp., 9.375%, 8/1/2011	505,000	527,725
DirecTV Holdings, 8.375%, 3/15/2013	70,000	77,350
Insight Midwest:
9.75%, 10/1/2009	110,000	113,850
10.5%, 11/1/2010	75,000	80,250
LCI International, Inc., 7.25%, 6/15/2007	110,000	79,750
Level 3 Communications, Inc., 11.0%, 3/15/2008	250,000	222,500
Nextel Communications, Inc.:
7.375%, 8/1/2015	295,000	287,625
9.5%, 2/1/2011	810,000	886,950
Nextel Partners, Inc.:
8.125%, 7/1/2011	540,000	502,200
11.0%, 3/15/2010	415,000	439,900
12.5%, 11/15/2009	95,000	104,975
Nortel Networks Corp., 7.4%, 6/15/2006	460,000	446,200
Qwest Services Corp.:
5.625%, 11/15/2008	1,540,000	1,370,600
13.5%, 12/15/2010	580,000	623,500
14.0%, 12/15/2014	1,063,000	1,187,903
Rural Cellular Corp., 9.875%, 2/1/2010	325,000	307,125
Shaw Communications, Inc., 8.25%, 4/11/2010	195,000	210,113
Triton PCS, Inc., 8.5%, 6/1/2013	220,000	228,800
US West Communication, Inc., 7.25%, 9/15/2025	620,000	539,400
Western Wireless Corp., 9.25%, 7/15/2013	355,000	337,250
WorldCom, Inc.:
8.0%, 5/15/2006*	185,000	48,794
8.25%, 5/15/2031*	190,000	47,500
		11,660,943
Utilities 4.5%
AES Corp.:
9.0%, 5/15/2015	170,000	167,875
9.375%, 9/15/2010	74,000	70,300
Calpine Corp.:
8.5%, 7/15/2010	860,000	774,000
8.5%, 2/15/2011	325,000	235,625
CMS Energy Corp.:
7.5%, 1/15/2009	905,000	864,275
7.75%, 8/1/2010	415,000	394,250
8.5%, 4/15/2011	860,000	847,100
8.9%, 7/15/2008	165,000	163,350
El Paso Production Holding Corp., 7.75%, 6/1/2013	635,000	582,613
MSW Energy Holdings/Finance, 8.5%, 9/1/2010	245,000	254,188
Nevada Power Co., Series E, 10.875%, 10/15/2009	135,000	152,550
PG&E Corp., 6.875%, 7/15/2008	350,000	355,250
Reliant Resources, Inc.:
9.25%, 7/15/2010	400,000	384,000
9.5%, 7/15/2013	180,000	172,800
Sonat, Inc., 7.625%, 7/15/2011	180,000	143,100
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	620,000	570,400
Western Resources, Inc., 9.75%, 5/1/2007	840,000	925,050
		7,056,726
Total Corporate Bonds (Cost $124,616,171)		122,032,173

Foreign Bonds - US$ Denominated 12.4%
Antenna TV SA, 9.0%, 8/1/2007	245,000	235,200
Avecia Group PLC, 11.0%, 7/1/2009	225,000	191,250
Burns, Philp & Co., Ltd.:
9.5%, 11/15/2010	130,000	134,550
9.75%, 7/15/2012	440,000	435,600
10.75%, 2/15/2011	80,000	82,800
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	355,000	355,000
Conproca SA de CV, 12.0%, 6/16/2010	210,000	266,700
Corp Durango SA, 13.75%, 7/15/2009*	300,000	150,000
Crown Euro Holdings SA, 10.875%, 3/1/2013	330,000	349,800
Dolphin Telecom PLC, Series B, Step-up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	998,182	100
Eircom Funding, 8.25%, 8/15/2013	385,000	392,700
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	110,000	11
11.5%, 12/15/2007*	330,000	33
Euramax International PLC, 11.25%, 10/1/2006	525,000	535,500
Fage Dairy Industry SA, 9.0%, 2/1/2007	620,000	613,800
Federative Republic of Brazil, C Bond, 8.0%, 4/15/2014	898,929	777,017
Gerdau Ameristeel Corp., 10.375%, 7/15/2011	165,000	158,400
Grupo Elektra SA de CV, 12.0%, 4/1/2008	380,000	397,100
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004	95,000	53,200
Innova S de R.L., 12.875%, 4/1/2007	680,000	700,400
IPSCO, Inc., 8.75%, 6/1/2013	115,000	114,425
LeGrand SA, 8.5%, 2/15/2025	225,000	229,500
Luscar Coal Ltd., 9.75%, 10/15/2011	265,000	299,450
Millicom International Cellular SA, 11%, 6/1/2006	385,000	388,850
Mobifon Holdings BV, 12.5%, 7/31/2010	595,000	618,800
Nortel Networks Corp., 6.125%, 2/15/2006	780,000	744,900
OAO Gazprom, 9.625%, 3/1/2013	530,000	555,175
Ocean Rig Norway AS, 10.25%, 6/1/2008	175,000	148,750
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	50,000	15,500
11.75%, 6/15/2015*	225,000	65,250
Series 2031, 12.0%, 6/19/2031*	153,700	38,809
12.375%, 2/21/2012*	320,000	99,200
Republic of Bulgaria, 8.25%, 1/15/2015	135,000	149,850
Republic of Turkey, 11.0%, 1/14/2013	160,000	164,800
Republic of Venezuela, 9.25%, 9/15/2027	230,000	169,970
Royal Caribbean Cruises Ltd., 7.25%, 3/15/2018	235,000	219,725
Royal Caribbean International, 7.5%, 10/15/2027	275,000	242,000
Stena AB:
8.75%, 6/15/2007	195,000	200,850
9.625%, 12/1/2012	200,000	219,750
Telus Corp., 8.0%, 6/1/2011	405,000	452,571
Tembec Industries, Inc.:
8.5%, 2/1/2011	755,000	713,475
8.625%, 6/30/2009	350,000	330,750
TFM SA de CV:
10.25%, 6/15/2007	820,000	844,600
11.75%, 6/15/2009	395,000	402,900
12.5%, 6/15/2012	475,000	520,125
Tyco International Group SA:
6.125%, 11/1/2008	1,590,000	1,582,050
6.125%, 1/15/2009	390,000	388,050
6.375%, 10/15/2011	725,000	717,750
6.75%, 2/15/2011	110,000	111,100
Ukraine Government, 7.65%, 6/11/2013	325,000	315,250
Vicap SA, 11.375%, 5/15/2007	1,155,000	1,027,950
Vivendi Universal SA:
6.25%, 7/15/2008	550,000	536,938
9.25%, 4/15/2010	825,000	917,813
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	159,000	135,150
Total Foreign Bonds - US$ Denominated (Cost $19,147,335)		19,511,187

Foreign Bonds - Non US$ Denominated 0.5%
Antenna TV SA, 9.75%, 7/1/2008	EUR 50,000	52,545
Ispat Europe Group SA, 11.875%, 2/1/2011	EUR 320,000	345,278
Prosieben Media AG, 11.25%, 7/31/2009	EUR 210,000	249,011
Republic of Argentina:
10.25%, 2/6/2049*	EUR 398,808	122,145
10.5%, 11/29/2049*	EUR 168,726	56,892
11.25%, 4/10/2006*	EUR 25,565	8,907
12.0%, 9/19/2016*	EUR 25,565	8,620
Total Foreign Bonds - Non US$ Denominated (Cost $736,314)		843,398
Convertible Bonds 1.7%
Aether Systems, 6.0%, 3/22/2005	310,000	302,250
Aristocrat Leisure Ltd., 5.0%, 5/31/2006	175,000	154,875
Aspen Technology, Inc., 5.25%, 6/15/2005	375,000	356,250
DIMON, Inc., 6.25%, 3/31/2007	365,000	343,100
Infineon Techonologies AG, Series IFX, 4.25%, 2/6/2007	400,000	412,490
Nortel Networks Corp., 4.25%, 9/1/2008	315,000	264,710
Parker Drilling Co., 5.5%, 8/1/2004	790,000	790,000
Total Convertible Bonds (Cost $2,541,264)		2,623,675

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP"D1", Series 1, 13.054%, 10/31/2007 (Cost $1,000,000)	1,000,000	910,000

US Treasury Obligations 1.4%
US Treasury Bond, 5.375%, 2/15/2031	770,000	766,150
US Treasury Note, 4.0%, 11/15/2012	150,000	144,891
US Treasury STRIP, Principal Only, 4.92%**, 5/15/2013	1,935,000	1,202,403
Total US Treasury Obligations (Cost $2,350,722)		2,113,444

	Shares	Value ($)

Common Stocks 0.2%
Catalina Restaurant Group, Inc.*	2,211	3,538
IMPSAT Fiber Networks, Inc.*	15,624	148,428
The Manitowoc Co., Inc.	240	5,472
MEDIQ, Inc.*	921	4,000
National Vision, Inc.*	18,300	14,091
Standard Commercial Corp.	8,000	140,640
Viatel, Inc.*	6,136	61
XO Communications, Inc.*	1,386	8,870
Total Common Stocks (Cost $3,331,602)		325,100

Warrants 0.0%
DeCrane Aircraft Holdings, Inc.*	1,230	12
Globalstar LP*	1,000	0
ICG Communications, Inc.*	658	366
Mariner Health Care, Inc.*	281	2
Orbital Imaging*	700	0
Republic Technologies International LLC*	2,260	23
XO Communications, Inc.*	2,773	7,764
XO Communications, Inc. "B"*	2,080	6,032
XO Communications, Inc. "C"*	2,080	3,536
Total Warrants (Cost $222,875)		17,735

Preferred Stocks 0.6%
Day International Group, Inc. (PIK)	905	271,500
Paxson Communications Corp.	65	630,500
TNP Enterprises, Inc.	1,586	106,279
Total Preferred Stocks (Cost $1,484,116)		1,008,279

Convertible Preferred Stocks 0.3%
Hercules Trust II,	770	512,167
World Access, Inc. "D"*	790	0
Total Convertible Preferred Stocks (Cost $1,635,053)		512,167

Other 0.0%
SpinCycle, Inc.*	9,167 (d)	39,968
SpinCycle, Inc. "F"*	64 (d)	3
Total Other (Cost $22,403)		39,971

Cash Equivalents 5.3%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $8,268,187)	8,268,187	8,268,187

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $165,356,042) (a)	100.8	158,205,316
Other Assets and Liabilities, Net	(0.8)	(1,301,236)
Net Assets	100.0	156,904,080

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $165,796,925. At July 31, 2003, net unrealized depreciation for all securities based on tax cost was $7,591,609. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,973,784 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,565,393.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in US dollars unless otherwise noted.
(d) Represents number of units.
PIK denotes that interest or dividend is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2003 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $157,087,855)	$ 149,937,129
Investment in Scudder Cash Management QP Trust (cost $8,268,187)	8,268,187
Total investments in securities, at value (cost $165,356,042)	158,205,316
Foreign currency, at value (cost $2,762)	2,739
Receivable for investments sold	8,988,766
Dividends receivable	5,400
Interest receivable	3,622,328
Receivable for Fund shares sold	246,795
Unrealized appreciation on forward foreign currency exchange contracts	59,748
Total assets	171,131,092
Liabilities
Due to custodian bank	7,808
Payable for investments purchased	13,217,163
Payable for Fund shares redeemed	858,571
Unrealized depreciation on forward currency exchange contracts	6,832
Accrued management fee	79,866
Other accrued expenses and payables	56,772
Total liabilities	14,227,012
Net assets, at value	$ 156,904,080
Net Assets
Net assets consist of: Undistributed net investment income	796,165
Net unrealized appreciation (depreciation) on: Investments	(7,150,726)
Foreign currency related transactions	52,276
Accumulated net realized gain (loss)	(65,089,661)
Paid-in capital	228,296,026
Net assets, at value	$ 156,904,080

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2003 (continued) (Unaudited)
Net Asset Value
Class A Net Asset Value and redemption price per share ($11,277,730 / 1,295,788 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.70
Maximum offering price per share (100 / 95.5 of $8.70)	$ 9.11
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,116,013 / 1,277,906 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.70
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($3,445,019 / 395,802 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.70
Maximum offering price per share (100 / 99.0 of $8.70)	$ 8.79
Class AARP Net Asset Value, offering and redemption price(a) per share ($26,144,267 / 2,986,920 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.75
Class S Net Asset Value, offering and redemption price(a) per share ($104,921,051 / 12,061,212 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.70

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended July 31, 2003 (Unaudited)
Investment Income
Income: Dividends	$ 33,614
Interest	7,136,263
Interest - Scudder Cash Management QP Trust	41,204
Total Income	7,211,081
Expenses: Management fee	437,469
Administrative fee	224,805
Distribution service fees	77,679
Trustees' fees and expenses	7,423
Other	45
Total expenses, before expense reductions	747,421
Expense reductions	(342)
Total expenses, after expense reductions	747,079
Net investment income	6,464,002
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(415,138)
Foreign currency related transactions	(81,387)
(496,525)
Net unrealized appreciation (depreciation) during the period on: Investments	8,941,060
Foreign currency related transactions	61,879
9,002,939
Net gain (loss) on investment transactions	8,506,414
Net increase (decrease) in net assets resulting from operations	$ 14,970,416

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended July 31, 2003 (Unaudited)	Year Ended January 31, 2003
Operations: Net investment income	$ 6,464,002	$ 13,692,818
Net realized gain (loss) on investment transactions	(496,525)	(22,673,071)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,002,939	9,097,216
Net increase (decrease) in net assets resulting from operations	14,970,416	116,963
Distributions to shareholders from: Net investment income: Class A	(541,581)	(818,926)
Class B	(405,750)	(791,406)
Class C	(108,223)	(201,063)
Class AARP	(898,804)	(1,241,401)
Class S	(4,550,959)	(10,403,197)
Fund share transactions: Proceeds from shares sold	37,352,337	50,159,162
Reinvestment of distributions	3,943,355	8,447,684
Cost of shares redeemed	(26,882,691)	(59,550,631)
Redemption fees	17,490	53,091
Net increase (decrease) in net assets from Fund share transactions	14,430,491	(890,694)
Increase (decrease) in net assets	22,895,590	(14,229,724)
Net assets at beginning of period	134,008,490	148,238,214
Net assets at end of period (including undistributed net investment income of $796,165 and $837,480, respectively)	$ 156,904,080	$ 134,008,490

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended January 31,	2003[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.19	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[c]	.37	.83	.52
Net realized and unrealized gain (loss) on investment transactions	.51	(.82)[d]	(.51)
Total from investment operations	.88	.01	.01
Less distributions from: Net investment income	(.37)	(.81)	(.51)
Redemption fees	.00***	.00***	.01
Net asset value, end of period	$ 8.70	$ 8.19	$ 8.99
Total Return (%)[e]	10.95**	.40[d]	.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	11	9
Ratio of expenses (%)	1.15*	1.09	1.23*
Ratio of net investment income (%)	8.74*	9.91	9.24*
Portfolio turnover rate (%)	171*	117	61
[a] For the six months ended July 31, 2003 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to January 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended January 31,	2003[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.18	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[c]	.34	.76	.47
Net realized and unrealized gain (loss) on investment transactions	.52	(.83)[d]	(.50)
Total from investment operations	.86	(.07)	(.03)
Less distributions from: Net investment income	(.34)	(.74)	(.47)
Redemption fees	.00***	.00***	.01
Net asset value, end of period	$ 8.70	$ 8.18	$ 8.99
Total Return (%)[e]	10.51**	(.41)[d]	(.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	9	9
Ratio of expenses (%)	1.97*	1.91	2.03*
Ratio of net investment income (%)	7.92*	9.09	8.44*
Portfolio turnover rate (%)	171*	117	61
[a] For the six months ended July 31, 2003 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to January 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended January 31,	2003[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.19	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[c]	.34	.76	.47
Net realized and unrealized gain (loss) on investment transactions	.51	(.81)[d]	(.50)
Total from investment operations	.85	(.05)	(.03)
Less distributions from: Net investment income	(.34)	(.75)	(.47)
Redemption fees	.00***	.00***	.01
Net asset value, end of period	$ 8.70	$ 8.19	$ 8.99
Total Return (%)[e]	10.53**	(.39)[d]	(.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2
Ratio of expenses (%)	1.96*	1.86	2.00*
Ratio of net investment income (%)	7.93*	9.14	8.47*
Portfolio turnover rate (%)	171*	117	61
[a] For the six months ended July 31, 2003 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to January 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended January 31,	2003[a]	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 8.23	$ 9.03	$ 10.13	$ 10.20
Income (loss) from investment operations: Net investment income[d]	.38	.84	.88	.36
Net realized and unrealized gain (loss) on investment transactions	.52	(.81)[e]	(1.07)	(.10)
Total from investment operations	.90	.03	(.19)	.26
Less distributions from: Net investment income	(.38)	(.83)	(.92)	(.35)
Redemption fees	.00***	.00***	.01	.02
Net asset value, end of period	$ 8.75	$ 8.23	$ 9.03	$ 10.13
Total Return (%)	11.03f**	.79[e]	(1.76)	2.89f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	15	11	2
Ratio of expenses before expense reductions (%)	.91*	.91	.95	.94*
Ratio of expenses after expense reductions (%)	.91*	.91	.95	.93*
Ratio of net investment income (%)	8.98*	10.09	9.32	11.18*
Portfolio turnover rate (%)	171*	117	61	63
[a] For the six months ended July 31, 2003 (Unaudited).
[b] As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[f] Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended January 31,	2003[a]	2003	2002[b]	2001	2000	1999[c]	1998[d]
Selected Per Share Data
Net asset value, beginning of period	$ 8.18	$ 9.00	$ 10.12	$ 11.36	$ 12.40	$ 13.23	$ 12.77
Income (loss) from investment operations:
Net investment income[e]	.38	.84	.88	1.10	1.16	1.08	1.19
Net realized and unrealized gain (loss) on investment transactions	.52	(.83)[f]	(1.09)	(1.23)	(1.06)	(.73)	.57
Total from investment operations	.90	.01	(.21)	(.13)	.10	.35	1.76
Less distributions from:
Net investment income	(.38)	(.83)	(.92)	(1.12)	(1.15)	(1.10)	(1.17)
Net realized gains on investment transactions	-	-	-	-	-	(.09)	(.14)
Total distributions	(.38)	(.83)	(.92)	(1.12)	(1.15)	(1.19)	(1.31)
Redemption fees	.00***	.00***	.01	.01	.01	.01	.01
Net asset value, end of period	$ 8.70	$ 8.18	$ 9.00	$ 10.12	$ 11.36	$ 12.40	$ 13.23
Total Return (%)	11.10h**	.56[f]	(1.97)	(.84)[g]	1.04[g]	2.98g,h**	14.60[g]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	97	117	127	153	209	176
Ratio of expenses before expense reductions (%)	.91*	.91	.95	1.18[i]	1.09	1.17*	1.23
Ratio of expenses after expense reductions (%)	.91*	.91	.95	.82[i]	.75	.44*	.03
Ratio of net investment income (%)	8.98*	10.09	9.32	10.61	9.68	9.42*	9.28
Portfolio turnover rate (%)	171*	117	61	63	53	83**	113

[a] For the six months ended July, 31, 2003 (Unaudited).
[b] As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[c] For the eleven months ended January 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from February 28 to January 31.
[d] For the year ended February 28, 1998.
[e] Based on average shares outstanding during the period.
[f] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds
[g] Total returns would have been lower had certain expenses not been reduced.
[h] Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
[i] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.14% and .80%, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Income Opportunity Fund (the "Fund"), is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $55,954,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,948,000), January 31, 2008 ($7,099,000), January 31, 2009 ($13,824,000), January 31, 2010 ($12,914,000) and January 31, 2011 ($20,169,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, during the year ended January 31, 2003, the Fund realized approximately $1,576,904 of losses, which are not recognized due to limitations under Section 382 of the Internal Revenue Code. These losses, that related to securities acquired in the merger with Kemper High Yield Opportunity Fund, may be applied against any realized net taxable capital gains in future years subject to certain limitations under Sections 382-384.

In addition, from November 1, 2002 through January 31, 2003, the Fund incurred approximately $6,562,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2004.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 827,476
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (55,954,000)
Net unrealized appreciation (depreciation) on investments	$ (16,597,976)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year ended January 31,
	2003	2002
Distributions from ordinary income*	$ 13,455,993	$ 13,591,464

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended July 31, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $127,414,358 and $112,502,251, respectively. Purchases and sales of US Treasury obligations aggregated $6,782,416 and $5,767,017, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, 0.525% of the next $500,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended July 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.350%, 0.30% and 0.30% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended July 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2003
Class A	$ 20,279	$ 3,836
Class B	19,107	3,412
Class C	4,828	986
Class AARP	29,604	6,222
Class S	150,987	25,117
	$ 224,805	$ 39,573

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For six months ended July 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2003
Class B	$ 38,214	$ 7,270
Class C	10,345	2,205
	$ 48,559	$ 9,475

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For six months ended July 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2003	Effective Rate
Class A	$ 13,503	$ 1,670.22%
Class B	12,233	1,748.24%
Class C	3,384	721.25%
	$ 29,120	$ 4,139

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2003 aggregated $8,224. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended July 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended July 31, 2003, the CDSC for Class B and Class C shares aggregated $12,844 and $0, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended July 31, 2003, SDI received $9,720.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Commitments

As of July 31, 2003, the Fund had entered into the following forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	192,434	EUR	171,510	9/12/2003	$ 111
EUR	64,533	USD	75,149	9/12/2003	$ 2,701
EUR	674,705	USD	791,469	9/12/2003	$ 34,013
EUR	74,190	USD	87,055	9/12/2003	$ 3,765
EUR	955,186	USD	1,090,822	9/12/2003	$ 18,485
EUR	30,968	USD	35,439	9/12/2003	$ 673
					59,748

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation)
USD	70,936	EUR	60,453	9/12/2003	$ (3,068)
USD	145,654	EUR	129,252	9/12/2003	$ (550)
USD	242,801	EUR	214,868	9/12/2003	$ (1,580)
USD	35,439	EUR	30,968	9/12/2003	$ (673)
USD	50,627	EUR	44,239	9/12/2003	$ (961)
					(6,832)

Currency Abbreviations
EUR	Euro
USD	US Dollar

E. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

F. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended July 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $342 for custodian credits earned.

G. Credit Facility

Effective June 30, 2003, the Fund entered into a revolving credit facility administered by Fleet National Bank not to exceed $35 million at any one time and which is available until June 29, 2004. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. During the six months ended July 31, 2003, the Fund had no borrowings on the credit facility.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended July 31, 2003		Year Ended January 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	898,531	$ 7,723,724	1,712,961	$ 14,046,980
Class B	373,686	3,200,676	357,678	2,997,645
Class C	216,493	1,877,725	188,992	1,525,579
Class AARP	1,401,359	12,164,804	1,133,423	9,587,850
Class S	1,439,383	12,385,408	2,566,723	22,001,108
		$ 37,352,337		$ 50,159,162
Shares issued to shareholders in reinvestment of distributions
Class A	39,071	$ 335,323	62,161	$ 516,506
Class B	26,687	227,995	54,651	455,321
Class C	8,802	75,087	18,886	155,895
Class AARP	58,248	501,981	87,702	732,052
Class S	328,760	2,802,969	790,724	6,587,910
		$ 3,943,355		$ 8,447,684
Shares redeemed
Class A	(996,755)	$ (8,601,732)	(1,410,074)	$ (11,836,680)
Class B	(225,959)	(1,939,940)	(342,752)	(2,840,787)
Class C	(142,421)	(1,212,366)	(121,832)	(987,403)
Class AARP	(248,512)	(2,152,802)	(663,130)	(5,550,205)
Class S	(1,524,469)	(12,975,851)	(4,545,093)	(38,335,556)
		$ (26,882,691)		$ (59,550,631)
Redemption fees		$ 17,490		$ 53,091
Net increase (decrease)
Class A	(59,153)	$ (542,685)	365,048	$ 2,726,806
Class B	174,414	1,488,731	69,577	612,179
Class C	82,874	740,446	86,046	694,071
Class AARP	1,211,095	10,523,884	557,995	4,796,084
Class S	243,674	2,220,115	(1,187,646)	(9,719,834)
		$ 14,430,491		$ (890,694)

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SYOAX	SYOBX	SYOCX
CUSIP Number	811192-848	811192-830	811192-822
Fund Number	447	647	747

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHYIX	SHBDX
Fund Number	147	047

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Opportunity Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               September 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Opportunity Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Chief Executive Officer

Date:                               September 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               September 22, 2003
                                    ---------------------------